UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SilverPepper

SILVERPEPPER COMMODITY STRATEGIES GLOBAL MACRO FUND

Institutional Class - SPCIX
Advisor Class - SPCAX

SILVERPEPPER MERGER ARBITRAGE FUND

Institutional Class - SPAIX
Advisor Class - SPABX

Annual Report

June 30, 2015

SilverPepper Commodity Strategies Global Macro Fund
SilverPepper Merger Arbitrage Fund
Each a series of Investment Managers Series Trust

Table of Contents
Letter to Shareholders	1
SilverPepper Commodity Strategies Global Macro Fund
Fund Performance	8
Consolidated Schedule of Investments	9
Consolidated Statement of Assets and Liabilities	15
Consolidated Statement of Operations	16
Consolidated Statements of Changes in Net Assets	17
Consolidated Financial Highlights	18
SilverPepper Merger Arbitrage Fund
Fund Performance	20
Schedule of Investments	21
Statement of Assets and Liabilities	24
Statement of Operations	25
Statements of Changes in Net Assets	26
Statement of Cash Flows	27
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	46
Supplemental Information	47
Expense Examples	54

This report and the financial statements contained herein are provided for the general information of the shareholders of the SilverPepper Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.silverpepperfunds.com

Letter to Shareholders

Dear Fellow Shareholders:

I’m Patrick Reinkemeyer, President of SilverPepper, and I invest shoulder-to-shoulder with you. Indeed, all of my colleagues at SilverPepper invest alongside of you, in our SilverPepper Funds.

We created SilverPepper, and became investors in our own Funds, because we wanted the benefits of hedged strategies for our own portfolios. We are long-term investors. We believe in the power of diversification. However, because most traditional mutual funds are largely dependent on the returns of the market, obtaining true diversification has only gotten tougher. Large-cap or small, growth or value, foreign or emerging, our nest eggs are increasingly in one basket.

But we invest in our own SilverPepper Funds, because we want a slice of our asset-allocation pie chart geared towards investments whose returns aren’t tied to the market. That’s what diversification is all about. Hedged strategies, traditionally, have been the missing piece of most investors’ asset-allocation pie chart. Hedged strategies can help with diversification, because they are fundamentally different from traditional mutual funds, and they also offer us additional ways to protect and grow our hard-earned money.

We are trying to be not only smart investors, but also innovative business builders. As investors, we can’t control returns. But, as business builders, we can better control both expenses and the investment structure of the SilverPepper Funds. We weren’t enamored with the typical hedge-fund structure, because it didn’t offer us the legal framework, transparency, liquidity, and lower fees of a mutual fund. So, we’ve pushed hard on these issues, to improve the value proposition for our investors. Consequently, SilverPepper is able to offer investors all the benefits of hedged investment strategies, within the regulatory-structure of a mutual-fund.

Since we launched our first two funds on October 31, 2013, we have had, and continue to have, a number of positive developments for SilverPepper and the investors we serve. At the end of our first full year of operations, both of our Funds performed quite well. For more details, please see: “SilverPepper’s First Anniversary: First Percentile, First Place and Gold!” by either clicking on the link or going to our website at www.silverpepperfunds.com.

Consequently, we saw our investor base grow significantly. By the end of 2014, we had more than 30,000 investors entrusting us with their hard-earned assets. Indeed, as a result of investor acceptance, SilverPepper was the fastest growing mutual fund family in the United States in 2014, for fund families with more than $100 million in assets.1

When we started SilverPepper, one of our goals was to revolutionize how people invest. In this letter, I want to update you on our continued progress towards that goal and, in particular, highlight our two Funds during the past 12 months, illuminating both their bright spots and their challenges, so that you can better understand if our Funds are appropriate for your portfolio.

[1]
Morningstar Direct. SilverPepper had the largest percentage asset growth rate for any mutual fund family in existence for the entire 2014 calendar year, relative to all fund families with end of year assets greater than $100 million.

Hedge Funds For the Rest Of Us.

I.	SilverPepper Merger Arbitrage Fund: Dime after dime, time after time.

The biggest development for the SilverPepper Merger Arbitrage Fund, and SilverPepper, during the year was a change in subadvisors. When we were launching SilverPepper, we searched high and low for merger-arbitrage experts to become the subadvisor, or day-to-day portfolio manager of the Fund. There were four firms that made our short list.

We had conversations with all four firms. Most were intrigued by SilverPepper and our desire to revolutionize how The Rest Of Us invest. But for some, the time wasn’t right. After many conversations, visits, and negotiations, we selected Glenfinnen Capital, LLC to be the original sub-advisor to the SilverPepper Merger Arbitrage Fund.

Glenfinnen, who had established a track-record of success managing their privately-offered hedge fund, Highland Capital Management LP, proved to be an able manager of the SilverPepper Merger Arbitrage Fund. Indeed, in the Funds’ first full year of operations, the SilverPepper Merger Arbitrage Fund did quite well from a risk and return perspective.

Despite being a highly competent manager, Glenfinnen’s actions as a business partner were a significant disappointment. On behalf of our shareholders, we signed a two-year subadvisory agreement with Glenfinnen. Within this agreement, Glenfinnen consented to an exclusive arrangement, in which they agreed to abstain from managing another merger-arbitrage mutual fund. Despite their contractual obligation, Glenfinnen took steps that undermined the exclusive terms of our contract. Despite a number of candid conversations with Glenfinnen’s Jeff O’Brien, and multiple requests to have them faithfully fulfill the full two-year term of the agreement, they sent us a termination notice, which declared their intent to stop managing the Fund within 60 days.

That’s when Patrick Ryan, our able-bodied Director of Investments, and I went back to our original research. We reviewed and updated our short list of managers. As the majority investor in the Fund, I wanted a firm that would fit all of our very selective criteria. Otherwise, our plan was to shutter the Fund, and return assets to investors.

After a number of conversations, we were able to create a new subadvisory agreement with Brown Trout Management LLC, run by Steve Gerbel. We first started conversations with Steve back in 2012, as one of the managers on our initial short list. The time wasn’t right for Steve then. But now, with a much clearer vision of SilverPepper, and our goals and objectives, Steve signed up for the gig. Steve and his crew, particularly his Chief Operating Office, Dan Lekan, did yeoman’s work to prepare themselves to take over the management of the Fund within our 60 day window.

Steve started his investment management firm, Brown Trout, back in 1998, and launched his merger arbitrage hedge fund, Chicago Capital Management LP, in the same year. In independently selecting a new subadvisor for the Fund, we had a number of investment criteria that were critical in our selection process. Brown Trout impressed us across a range of factors and criteria, including persistency of returns (in 17 years of running his own privately-offered hedge fund, Chicago Capital Management has had only two years of negative returns); low correlation with equity and fixed-income markets, especially in times of market stress, like 2008, which we believe is important for portfolio diversification; and lower-volatility returns which are emblematic of merger arbitrage as an investment strategy. Steve’s singular focus on merger arbitrage investing for 17 years, his demonstrable track record of success at Chicago Capital Management, and his fulfillment of our selective criteria suggests to us that Steve is a battle-tested, Hedge Fund Expert. As a result, I have maintained my majority ownership in the Fund.

Under Brown Trout, the investment strategy of the Fund will remain unchanged, but the implementation of the strategy will see some modifications. The Fund will continue to invest in companies involved in “a big event,” like a merger or acquisition. Therefore, the return and risk of the Fund will primarily hinge upon the successful, or unsuccessful completion of each merger, not the vagaries of the general stock market. And, specifically, the Fund will continue to invest only in announced deals of companies which are primarily domiciled in North America, where regulatory, legal and anti-trust concerns are fewer than in other places, such as the European Union. Only investing in announced deals is key — Steve doesn’t do “Rumor-trage.”

We also expect the Fund to look for merger opportunities among smaller-capitalization companies. Small-cap companies can be an attractive target market for merger investors for two reasons. First, there tends to be less competition among merger arbitrage investors in this sector, and as a result, these companies tend to have wider spreads and greater return opportunities. Second, small-cap companies tend to be simpler businesses and typically have less anti-trust or anti-competitive issues, which improves the probability the merger is completed successfully. These changes have already manifested themselves within the current composition of the portfolio. As of June 30, the Fund had positions in 23 different announced merger transactions. Of the 23 deals, 8 were deals in which the company being acquired had a market capitalization of less than $500 million, and 9 were deals between $500 million and $5 billion.

In addition to the smaller cap focus, we anticipate we will opportunistically use leverage to grow our economic exposure to merger investments. We point this out, because leverage can cut both ways, increasing the size of both gains and losses. We understand this, so we try to stack the deck in our favor. We do this by focusing on deal quality. Deal quality is critical. We estimate, historically, that about 96% of all announced mergers successfully close. Hence, by being picky on deal characteristics (strategic acquisitions, well-financed buyers, manageable regulatory risks, and strong contractual conditions, such as termination fees), and investing in between 20 and 35 mergers simultaneously, we improve even further the probability of a merger closing. In addition, we take on this additional economic exposure, aware that merger arbitrage volatility, historically, has been about 3%. That’s about 1/5th the long-term volatility of the S&P 500 -- and much closer to the long-term volatility of intermediate-term bonds. As of June 30, the Fund was 130% long, 56% short, with a total gross exposure to merger investments of 186%. Nonetheless, merger deals do break, and when they do, it can be like a parachute ripping at 10,000 feet. Therefore, as investors, we need to be mindful of the risk and return tradeoffs.

We are optimistic about the Fund under Brown Trout’s management. Indeed, we believe that the SilverPepper Merger Arbitrage Fund has some advantages for our investors -- which we want to turn into enduring advantages. First, as I said, we want to be picky in our deal selection. Because of our modest asset base, we don’t have to invest in every deal. Essentially, we can avoid the lower-quality deals. Second, we want to continue to invest in smaller-cap companies, where spreads may be wider, and regulatory risks are typically less. Third, we would like to opportunistically continue to use leverage. However, we are concerned that these three advantages will not endure, if we don’t take actions to preserve them. Hence, we wish to maintain a small-asset base for the Fund, to allow these advantages to persist for the Fund’s investors. Currently, we are considering a “soft close” of the Fund to new investors, when the fund reaches $500 million in assets. At that level of assets, we can extract enough economies-of-scale to reduce the Fund’s total expense ratio by about 40 basis points. However, at that size, our preliminary analysis suggests we would still be small enough to maintain these three investment advantages, so that they may become enduring characteristics -- for us, and the investors that invest alongside us.

Considering these changes, the Fund has performed admirably. For the trailing 12 months, the Fund returned 4.66%, in comparison to the more volatile S&P 500, which returned 7.42%, and 3.07% for its more similar benchmark, the HFRI Event Driven: Merger Arbitrage Index.

The merger market has been robust. Indeed, the first half of 2015 set a record for merger activity. According to Dealogic, U.S. targeted acquisitions surpassed $1 Trillion (with a “T”) for the first time in the first half of any calendar year. Both the number of deals, and the magnitude of the deals were impressive. There were, for example, 17 domestic acquisitions that were larger than $10 billion each. Healthcare was the most active sector, accounting for more than $290 billion in transaction value across 500+ deals, as health-care companies scramble in the wake of ObamaCare to reshape their businesses to the changing environment.

One area, in particular, where we have found some mergers that meet our quality expectations is in the local bank community. For example, Community Bank Systems, a New York State community Bank acquired Oneida Financial Corp, in a $145 million dollar cash and stock acquisition. Both banks cater to similar customers in Upstate New York and Northeastern Pennsylvania, allowing for an expanding reach and cost consolidations. In addition, we held the Bank of Kentucky, a $363 million transaction, which closed during the second quarter of this year. As a strong player in the Kentucky and Cincinnati markets, BB&T snapped up the regional player. BB&T had a strong, strategic interest in the Bank as a quick way to gain a toehold in these new markets.

By being picky about the deals we invest in, finding opportunities in smaller-capitalization mergers where spreads may be wider, and by using leverage opportunistically, we believe we are in a sweet environment for creating attractive returns. Importantly, these returns and these risks—which stem from the successful or unsuccessful completion of a merger—should zig when the market zags, providing portfolio benefits for investors looking to diversify from their dependency on the generic stock and bond markets.

For a detailed update on the Fund’s current portfolio, please read our most current commentary. It is available on our website, or by clicking the following link: “Our hedge fund experts speak their minds. Kid in a Candy Store.”

II.	SilverPepper Commodity Strategies Global Macro Fund: We know the crops, because we grow the crops.

The commodity markets have been a mess. In 2014, broad-based commodity indices such as the Bloomberg Commodity Index fell 17%, while the Goldman Sachs Commodity Index, which is heavily weighted in energy-oriented commodities, fell 33% percent. And the rout has continued into 2015.

In this free-fall, we incurred bumps and bruises as well. Our SilverPepper Commodity Strategies Global Macro Fund lost approximately 9.59% of our investors’ money during the past 12 months. Clearly, this is not an outcome that we want, but it is far better than the 23.71% loss of the Bloomberg Index over the same period.

Despite the loss for me, and our shareholders, I do take pride in our manager, Renee Haugerud, who has done an exemplary job in very difficult circumstances. Indeed, our nearly 14 percentage points of out-performance is simply enormous. This significant difference in performance versus our peers, most of which are index or “index-aware” funds, highlights the differentiated nature of the investment strategy of the Fund. Therefore, it’s worth pointing out some of the Funds’ differentiated characteristics, so you can better understand why it has lost money -- but done quite well, relatively -- and the implications these differences in strategy suggest for the Fund in the future.

As I’m sure you know, SilverPepper is a mutual fund family that specializes in “hedged” investment strategies. Hedging is a very specific investment technique that plays a critical role in the overall strategy of the Fund. It gives the Fund the ability to “hedge its bets,” which can play a role not only in reducing risk, but also in creating other avenues to profit. This is one of the striking differences of the SilverPepper Funds, relative to traditional mutual funds. Since the Fund’s inception, Renee has used a number of techniques in an attempt to protect the Fund from losses. These include shorting, buying protective puts, and putting dollar stops in place, to help protect against sudden, negative price swings. As a result of these additional investment techniques, the Fund’s volatility has been 75% lower than the Bloomberg Commodity Index.

Nonetheless, the Fund does have a “long bias.” That means that for the majority of holdings in the Fund, we are investing under the belief that a particular commodity’s price will increase in the near or long term. So, given this long bias, it’s hard to avoid all of the markets’ downdrafts. In addition to hedging, our strategy gives us the freedom to reduce our weighting in commodities during ugly periods. Throughout this year, we have reduced our exposure to commodities, to 40% to 80% of the Funds’ assets, as another way to protect capital.

There is a perception, however, that because the Fund “hedges,” that it will lag an index when markets recover. Indeed, the general perception of funds that “hedge” is that they do best in down markets, and lag in up markets. Although this generalization has some merit, it doesn’t fully capture the nuances of the Fund’s strategy. Our experience suggests that it’s not the hedging that will cause the Fund to underperform in either rising or falling markets. Instead, it’s a combination of factors. Hedging plays a role, but the greater influence is a function of our individual commodity investments, which are made with disregard for the composition of the index.

For example, the Bloomberg Commodity Index has about 30% of its assets in energy-based commodities, such as oil and natural gas. Our Fund invests based on the individual supply and demand characteristics of each individual commodity, whether the commodity is corn, hogs, coffee or natural gas. We don’t care about the index. Instead, we care about value. Value, for us, stems from what our “Fingernails-In-The-Dirt Research” uncovers, about the individual supply and demand of each commodity. As a result, at the beginning of the year, we didn’t look like the index at all. Our largest position was coffee, because we believe the long-term demand characteristics for coffee are very bullish. Hence, a more dominant factor in our performance is our individual selection of commodities. Will coffee rise or fall in value more than oil will rise or fall in value? That’s what it comes down to.

Once a position in the portfolio is established, like coffee, it is the hedging of that position, or other positions in the portfolio, that serve to dampen the volatility — the ups and the downs — of the overall Fund. In addition, other factors will impact the Fund and its performance, such as overall portfolio exposure. Most commodity index funds have 100% exposure to commodities, all the time. As I mentioned earlier, we have taken advantage of our investment freedom, to keep our commodities’ exposure between 40% and 80% of total assets during most of this year. However, given the current fire sale in some commodity markets, we could turn very bullish and increase our commodity exposure -- to 100% or higher.

In summary, hedging will not be the single determinant of the Fund’s returns, in either a bullish or bearish market. Instead, the Fund’s performance will be a function of our fundamental research, individual commodity positions, the size of those positions, and how some of those positions are hedged -- as well as the portfolio’s overall economic exposure to commodities.

For a detailed update on the Fund’s current portfolio, please read our most current commentary. It is available on our website, or by clicking the following link: “Our hedge fund experts speak their minds. My Sweet Tooth.”

A loss for SilverPepper

I’m not talking about a return or performance loss. I am talking about the departure of our colleague, Beth Mannino. Beth was our Head of Distribution since SilverPepper’s advent. She did a wonderful job helping find for our Funds the right investors, who were investing for the right reasons. Beth packed her bags for greener pastures (family), but not until she had led a smooth transition for our new Director of Distribution. At the beginning of the year, SilverPepper welcomed Kevin Izard, who joined us from Northern Trust, and previously, Goldman Sachs. He has performed admirably, in educating prospective investors about SilverPepper and our Funds. Kevin is always accessible if you have questions about our hedged investment strategies.

Forward with SilverPepper

Over the past few years, we have been working to provide a revolutionary combination: independently-selected hedge fund experts, offered within the regulatory structure of a mutual-fund. We have done our best to offer hedged investment strategies — strategies like “Merger Arbitrage” or “Commodity Strategies Global Macro”-- whose returns aren’t dependent on the direction of the market. We want investment strategies that zig when the market zags.

The markets are going haywire over the Federal Reserve’s manipulation of long-term interest rates, China’s currency devaluation, a global economic slowdown, and the Greek — and for that matter, much of Europe’s — debt crisis. So it may make sense to have some investment strategies whose risks and returns aren’t intimately tied to the daily gyrations of the market. We hope SilverPepper can be the missing piece of your asset-allocation pie chart.

Thank you for investing in the SilverPepper Funds, shoulder-to-shoulder, with me and my SilverPepper colleagues. We are grateful, for the confidence you have placed in us, by entrusting us with your hard-earned assets. We will work diligently every day to be good stewards of your assets.

Respectfully,

Patrick Reinkemeyer
President

IMPORTANT DISCLOSURE:

The view in this letter were as of June 30, 2015 and may not necessarily reflect the same views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Fund’s investment Methodology and do not constitute investment advice.

SilverPepper Commodity Strategies Global Macro Fund
FUND PERFORMANCE at June 30, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Commodity Total Return Index (formerly the Dow Jones-UBS Commodity Index) and the HFRI Macro (Total) Index. Results include the reinvestment of all dividends and capital gains.

Bloomberg Commodity Total Return Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on 19 physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The HFRI Macro (Total) Index is an equally-weighted performance index of investment managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of June 30, 2015	6 Months (Actual)	1 Year	Since Inception (10/31/13)	Inception Date
Advisor Class	-2.47%	-9.91%	-5.58%	10/31/13
Institutional Class	-2.25%	-9.59%	-5.26%	10/31/13
Bloomberg Commodity Total Return Index	-1.56%	-23.71%	-11.22%	10/31/13
HFRI Macro (Total) Index	-0.41%	4.11%	3.68%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross and net expense ratios for Advisor Class shares were 3.07% and 2.24% respectively, and for the Institutional Class shares, were 2.82% and 1.99% respectively, which were the amounts stated in the current prospectus. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Commodity Strategies Global Macro Fund to ensure that total annual fund operating expenses do not exceed 2.24%, and 1.99% of the average daily net assets of the Advisor Class shares and Institutional Class shares, respectively. This agreement is in effect until November 1, 2024 and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and expenses paid for three years from the date of any such waiver or payment.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of June 30, 2015

Principal
Amount		Value
	U.S. GOVERNMENT AND AGENCIES - 0.3%
	United States Treasury Bill
500,000	0.000%, 10/22/2015[1]	$499,981
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $499,867)	499,981

Number
of Contracts
	PURCHASED OPTIONS CONTRACTS - 0.6%
	CALL OPTIONS - 0.5%
	Canadian Natural Resources Ltd.
750	Exercise Price: $29, Expiration Date: July 31, 2015	11,250
	CBOT Corn Futures
188	Exercise Price: $375, Expiration Date: July 24, 2015	457,075
	NYBOT Cocoa Futures
146	Exercise Price: $3,000, Expiration Date: August 7, 2015	404,420
	NYBOT Coffee 'C' Futures
38	Exercise Price: $142.50, Expiration Date: July 10, 2015	7,695
	NYMEX WTI Crude Futures
30	Exercise Price: $60, Expiration Date: July 16, 2015	36,900
	TOTAL CALL OPTIONS
	(Cost $427,235)	917,340

	PUT OPTIONS - 0.1%
	CBOT Wheat Futures
75	Exercise Price: $550, Expiration Date: July 24, 2015	12,188
	FNX United States Dollar Futures
75	Exercise Price: $95, Expiration Date: July 2, 2015	23,250
	NYBOT Cocoa Futures
433	Exercise Price: $3,150, Expiration Date: August 7, 2015	151,550
	NYMEX WTI Crude Futures
30	Exercise Price: $60, Expiration Date: July 16, 2015	52,800
	OTC BRL versus USD
6,000,000	Exercise Price: $2.85, Expiration Date: November 30, 2015	19,877
	OTC INR versus USD
25,000,000	Exercise Price: $62, Expiration Date: August 20, 2015	39,300
	TOTAL PUT OPTIONS
	(Cost $387,554)	298,965

	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $814,789)	1,216,305

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal
Amount		Value
	SHORT-TERM INVESTMENTS - 92.8%
$177,541,604	UMB Money Market Fiduciary, 0.01%[2]	$177,541,604
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $177,541,604)	177,541,604

	TOTAL INVESTMENTS - 93.7%
	(Cost $178,856,260)	179,257,890
	Other Assets in Excess of Liabilities - 6.3%	11,987,158
	TOTAL NET ASSETS - 100.0%	$191,245,048
Number
of Contracts
	WRITTEN OPTIONS CONTRACTS - (0.1)%
	PUT OPTIONS - (0.1)%
	NYBOT Cocoa Futures
(433)	Exercise Price: $3,000, Expiration Date: August 7, 2015	$(34,640)
	NYBOT Coffee 'C' Futures
(19)	Exercise Price: $132.50, Expiration Date: July 10, 2015	(20,235)
(38)	Exercise Price: $135, Expiration Date: July 10, 2015	(62,985)
	TOTAL PUT OPTIONS
	(Proceeds $109,843)	(117,860)

	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $109,843)	$(117,860)

[1]	All or a portion of this security is segregated as collateral.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

FUTURES CONTRACTS

					Unrealized
	Expiration	Number of	Value at	Value at	Appreciation
Long Contracts	Date	Contracts	Trade Date	June 30, 2015	(Depreciation)
Commodity Futures
CBOT Corn	September 2015	6	$108,541	$126,600	$18,059
CBOT Oats	September 2015	51	679,423	673,200	(6,223)
CBOT Soybean	November 2015	33	1,548,118	1,711,463	163,345
CBOT Soybean Meal	December 2015	25	787,189	863,500	76,311
CBOT Soybean Oil	August 2015	117	2,270,664	2,362,230	91,566
CBOT Soybean Oil	October 2015	36	707,420	731,160	23,740
CBOT Wheat	September 2015	110	2,711,892	3,386,625	674,733
CME Lean Hogs	December 2015	32	905,896	822,080	(83,816)
CME Live Cattle	August 2015	8	480,709	473,840	(6,869)
CMX Copper	September 2015	105	6,847,929	6,864,375	16,446
CMX Gold	October 2015	27	3,212,993	3,166,560	(46,433)
CMX Silver	September 2015	51	4,258,231	3,973,155	(285,076)
CMX Silver	December 2015	113	9,164,432	8,834,340	(330,092)
ICE Brent Crude Oil	August 2015	30	1,962,073	1,907,700	(54,373)
KCBT Hard Red Winter Wheat	September 2015	12	320,893	366,150	45,257
LME Primary Aluminum	July 2015	28	1,202,874	1,160,950	(41,924)
LME Primary Nickel	July 2015	7	556,924	501,459	(55,465)
LME Zinc	July 2015	12	633,868	597,525	(36,343)
NYBOT Cocoa	December 2015	253	7,791,805	8,252,859	461,054
NYBOT Coffee 'C'	September 2015	12	586,168	595,800	9,632
NYBOT Cotton #2	March 2016	51	1,635,976	1,715,895	79,919
NYBOT Sugar #11	October 2015	303	3,964,942	4,231,819	266,877
NYMEX Natural Gas	August 2015	98	2,733,771	2,775,360	41,589
NYMEX Natural Gas	August 2015	42	306,892	297,360	(9,532)
NYMEX Natural Gas	September 2015	42	306,892	298,410	(8,482)
NYMEX Natural Gas	October 2015	42	306,892	301,245	(5,647)
NYMEX Natural Gas	November 2015	24	212,207	177,900	(34,307)
NYMEX Natural Gas	January 2016	16	157,551	129,640	(27,911)
NYMEX Natural Gas	February 2016	16	157,551	129,520	(28,031)
NYMEX Natural Gas	March 2016	16	157,551	127,880	(29,671)
NYMEX Natural Gas	April 2016	16	157,551	121,960	(35,591)
NYMEX Natural Gas	May 2016	16	157,551	122,240	(35,311)
NYMEX Natural Gas	June 2016	16	157,551	123,600	(33,951)
NYMEX Natural Gas	July 2016	16	157,551	125,120	(32,431)
NYMEX Natural Gas	August 2016	16	157,551	125,720	(31,831)
NYMEX Natural Gas	September 2016	16	157,551	125,440	(32,111)
NYMEX Natural Gas	October 2016	16	157,551	126,640	(30,911)
NYMEX Natural Gas	November 2016	16	157,551	129,800	(27,751)
NYMEX Natural Gas	December 2016	16	157,551	136,200	(21,351)
NYMEX NY Harbor ULSD	August 2015	12	968,675	952,510	(16,165)
NYMEX RBOB Gasoline	December 2015	13	902,385	947,583	45,198
NYMEX WTI Crude	August 2015	35	2,131,257	2,081,450	(49,807)
Currency Futures
CME Euro	September 2015	1	141,640	139,450	(2,190)
CME Mexican Peso	September 2015	57	1,832,149	1,803,195	(28,954)
FNX United States Dollar	September 2015	75	7,125,469	7,174,575	49,106
Index Futures
CBOE Volatility Index	July 2015	19	303,107	329,175	26,068
			71,500,908	72,121,258	620,350

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

FUTURES CONTRACTS (Continued)

					Unrealized
	Expiration	Number of	Value at	Value at	Appreciation
Short Contracts	Date	Contracts	Trade Date	June 30, 2015	(Depreciation)
Bond Futures
CBOT 5-Year U.S. Treasury Note	September 2015	(10)	$(1,195,368)	$(1,192,578)	$2,790
			(1,195,368)	(1,192,578)	2,790

TOTAL FUTURES CONTRACTS			$70,305,540	$70,928,680	$623,140

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

		Currency			Unrealized
	Currency	Amount	Value at	Value at	Appreciation
Purchase Contracts	Exchange	Purchased	Settlement Date	June 30, 2015	(Depreciation)
Mexican Peso	MXN per USD	58,577,300	$3,820,417	$3,724,910	$(95,507)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS			$3,820,417	$3,724,910	$(95,507)

MXN - Mexican Peso

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of June 30, 2015

Security Type
U.S. Government and Agencies	0.3%
Purchased Options Contracts	0.6%
Short-Term Investments	92.8%
Total Investments	93.7%
Other Assets in Excess of Liabilities	6.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2015

Assets:
Investments, at value (cost $178,041,471)	$178,041,585
Purchased options contracts, at value (cost $814,789)	1,216,305
Total investments, at value (cost $178,856,260)	179,257,890
Foreign currency, at value (cost $45,229)	45,643
Cash held by broker	12,326,513
Receivables:
Unrealized appreciation on open futures contracts	2,091,690
Fund shares sold	106,448
Interest	1,440
Prepaid expenses	20,014
Other assets	6,367
Total assets	193,856,005

Liabilities:
Written options contracts, at value (proceeds $109,843)	117,860
Foreign currency due to custodian, at value (proceeds $249,307)	235,798
Cash due to broker	42,658
Payables:
Unrealized depreciation on open futures contracts	1,468,550
Unrealized depreciation on forward foreign currency exchange contracts	95,507
Fund shares redeemed	226,743
Investment securities purchased	272
Advisory fees	234,996
Shareholder servicing fees (Note 7)	65,439
Fund administration fees	30,307
Auditing fees	26,340
Fund accounting fees	20,411
Transfer agent fees and expenses	11,192
Custody fees	6,231
Chief Compliance Officer fees	2,905
Trustees' fees and expenses	182
Accrued other expenses	25,566
Total liabilities	2,610,957

Net Assets	$191,245,048

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$201,571,718
Accumulated net investment loss	(2,341,090)
Accumulated net realized loss on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward foreign currency exchange contracts
and foreign currency transactions	(8,920,749)
Net unrealized appreciation (depreciation) on:
Investments	114
Purchased options contracts	401,516
Futures contracts	623,140
Written options contracts	(8,017)
Forward foreign currency exchange contracts	(95,507)
Foreign currency translations	13,923
Net Assets	$191,245,048

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$159,752,431
Shares of beneficial interest issued and outstanding	17,568,276
Redemption price per share	$9.09

Institutional Class Shares:
Net assets applicable to shares outstanding	$31,492,617
Shares of beneficial interest issued and outstanding	3,447,215
Redemption price per share	$9.14

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended June 30, 2015

Investment Income:
Interest	$12,045
Total investment income	12,045

Expenses:
Advisory fees	2,386,022
Shareholder servicing fees (Note 7)	287,309
Fund administration fees	162,185
Fund accounting fees	76,413
Transfer agent fees and expenses	48,034
Registration fees	41,253
Miscellaneous	37,368
Shareholder reporting fees	28,169
Custody fees	21,304
Auditing fees	20,961
Legal fees	18,137
Chief Compliance Officer fees	14,131
Dividends on securities sold short	14,040
Offering costs	9,963
Interest expense	9,379
Trustees' fees and expenses	6,802
Insurance fees	3,882
Total expenses	3,185,352
Advisory fees waived	(271,217)
Net expenses	2,914,135
Net investment loss	(2,902,090)

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Futures Contracts,
Securities Sold Short, Written Options Contracts, Forward Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	(103)
Purchased options contracts	(3,400,886)
Futures contracts	(7,537,678)
Securities sold short	(48,085)
Written options contracts	1,338,428
Forward foreign currency exchange contracts	6,813
Foreign currency transactions	(275,725)
Net realized loss	(9,917,236)
Net change in unrealized appreciation/depreciation on:
Investments	114
Purchased options contracts	414,981
Futures contracts	421,392
Written options contracts	(57,659)
Forward foreign currency exchange contracts	(87,299)
Foreign currency translations	13,838
Net change unrealized appreciation/depreciation	705,367
Net realized and unrealized loss on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward contracts
and foreign currency	(9,211,869)

Net Decrease in Net Assets from Operations	$(12,113,959)

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2015	For the Period October 31, 2013* through June 30, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(2,902,090)	$(390,827)
Net realized gain (loss) on investments, purchased options contracts, futures contracts, securities sold short, written options contracts,
forward contracts and foreign currency	(9,917,236)	730,680
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, futures contracts, written options
contracts, forward contracts and foreign currency	705,367	229,802
Net increase (decrease) in net assets resulting from operations	(12,113,959)	569,655

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	122,216,681	76,477,590
Institutional Class	38,194,822	3,722,002
Cost of shares redeemed:
Advisor Class[1]	(28,559,991)	(376,577)
Institutional Class[2]	(8,580,786)	(304,389)
Net increase in net assets from capital transactions	123,270,726	79,518,626

Total increase in net assets	111,156,767	80,088,281

Net Assets:
Beginning of period	80,088,281	-
End of period	$191,245,048	$80,088,281

Accumulated net investment loss	$(2,341,090)	$(218,902)

Capital Share Transactions:
Shares sold:
Advisor Class	13,060,428	7,634,987
Institutional Class	4,028,603	372,168
Shares redeemed:
Advisor Class	(3,088,962)	(38,177)
Institutional Class	(923,201)	(30,355)
Net increase in capital share transactions	13,076,868	7,938,623

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $60,045 and $6,914, respectviely.
[2]	Net of redemption fee proceeds of $14,870 and $0, respectively.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Advisor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2015		For the Period October 31, 2013* through June 30, 2014
Net asset value, beginning of period	$10.09		$10.00
Income from Investment Operations:
Net investment loss[1]	(0.21)		(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.79)		0.24
Total from investment operations	(1.00)		0.09

Redemption fee proceeds[1]	-	[2]	-	[2]

Net asset value, end of period	$9.09		$10.09

Total return[3]	(9.91)%		0.90%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$159,752		$76,633

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.43%		3.07%	[5]
After fees waived and expenses absorbed	2.23%		2.24%	[5]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.42)%		(3.06)%	[5]
After fees waived and expenses absorbed	(2.22)%		(2.23)%	[5]
Portfolio turnover rate	146%		-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2015	For the Period October 31, 2013* through June 30, 2014
Net asset value, beginning of period	$10.11	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.18)	(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.80)	0.24
Total from investment operations	(0.98)	0.11

Redemption fee proceeds[1]	0.01	-

Net asset value, end of period	$9.14	$10.11

Total return[2]	(9.59)%	1.10%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,493	$3,455

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.18%	2.82%	[4]
After fees waived and expenses absorbed	1.98%	1.99%	[4]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.17)%	(2.81)%	[4]
After fees waived and expenses absorbed	(1.97)%	(1.98)%	[4]
Portfolio turnover rate	146%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
FUND PERFORMANCE at June 30, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500® index and the HFRI Event Driven: Merger Arbitrage Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500® index is a broad based unmanaged index representing the performance of 500 widely held common stocks. The HFRI Event Driven: Merger Arbitrage Index is in an equally-weighted performance index of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of June 30, 2015	6 Months (Actual)	1 Year	Since Inception (10/31/13)	Inception Date
Advisor Class	2.79%	4.47%	3.65%	10/31/13
Institutional Class	2.88%	4.66%	3.89%	10/31/13
S&P 500® Index	1.23%	7.42%	3.54%	10/31/13
HFRI Event Driven: Merger Arbitrage Index	3.30%	3.07%	12.48%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross and net expense ratios for Advisor Class shares were 9.23% and 2.81% respectively, and for the Institutional Class shares, were 8.98% and 2.56% respectively, which were the amounts stated in the current prospectus. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Merger Arbitrage Fund to ensure that total annual fund operating expenses do not exceed 2.24%, and 1.99% of the average daily net assets of the Advisor Class shares and Institutional Class shares, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until November 1, 2024 and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Merger Arbitrage Fund, subject to limitations, for fees waived and expenses paid for three years from the date of any such waiver or payment.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

SilverPepper Merger Arbitrage Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2015

Number of Shares		Value

	COMMON STOCKS – 126.2%
	COMMUNICATIONS – 15.7%
10,000	DIRECTV*1	$927,900

	CONSUMER DISCRETIONARY – 7.0%
8,500	ANN, Inc.*1	410,465

	ENERGY – 0.1%
200	Rosetta Resources, Inc.*1	4,628

	FINANCIALS – 53.9%
20,000	Alliance Bancorp, Inc. of Pennsylvania[1]	455,800
12,200	Associated Estates Realty Corp. - REIT[1]	349,286
15,000	Bridge Capital Holdings*1	447,000
4,400	City National Corp.[1]	397,716
5,772	Heritage Financial Group, Inc.[1]	174,199
7,540	Hudson Valley Holding Corp.[1]	212,704
18,735	Oneida Financial Corp.[1]	383,131
1,000	Palmetto Bancshares, Inc.[1]	19,770
15,000	Square 1 Financial, Inc. - Class A*1	410,250
15,000	Susquehanna Bancshares, Inc.[1]	211,800
5,200	Valley Financial Corp.[1]	111,072
		3,172,728
	HEALTH CARE – 17.8%
4,200	Hospira, Inc.*1	372,582
3,500	KYTHERA Biopharmaceuticals, Inc.*1	263,585
3,300	Pall Corp.[1]	410,685
		1,046,852
	INDUSTRIALS – 2.2%
20,000	PMFG, Inc.*1	128,600

	MATERIALS – 6.7%
2,852	Sigma-Aldrich Corp.[1]	397,426

	TECHNOLOGY – 22.8%
35,000	Cyan, Inc.*1	183,400
7,000	Dealertrack Technologies, Inc.*1	439,530
6,500	Freescale Semiconductor Ltd.*1,2	259,805
9,700	IGATE Corp.*1	462,593
		1,345,328
	TOTAL COMMON STOCKS (Cost $7,236,247)	7,433,927

Principal Amount

	SHORT-TERM INVESTMENTS – 4.9%
$287,287	UMB Money Market Fiduciary, 0.01%[3]	287,287

	TOTAL SHORT-TERM INVESTMENTS (Cost $287,287)	287,287

SilverPepper Merger Arbitrage Fund
SCHEDULE OF INVESTMENTS – Continued
As of June 30, 2015

		Value

	TOTAL INVESTMENTS – 131.1% (Cost $7,523,534)	$7,721,214
	Liabilities in Excess of Other Assets – (31.1)%	(1,832,716)

	TOTAL NET ASSETS – 100.0%	$5,888,498

Number of Shares

	SECURITIES SOLD SHORT – (57.2)%
	COMMON STOCKS – (57.2)%
	COMMUNICATIONS – (9.6)%
(16,000)	AT&T, Inc.	(568,320)

	CONSUMER DISCRETIONARY – (1.6)%
(5,780)	Ascena Retail Group, Inc.*	(96,266)

	FINANCIALS – (38.1)%
(3,796)	BB&T Corp.	(153,017)
(5,762)	BNC Bancorp	(111,379)
(6,262)	Community Bank System, Inc.	(236,516)
(8,995)	PacWest Bancorp	(420,606)
(5,353)	Renasant Corp.	(174,508)
(2,859)	Royal Bank of Canada[2]	(174,828)
(14,435)	Sterling Bancorp	(212,195)
(679)	United Community Banks, Inc.	(14,171)
(12,217)	Western Alliance Bancorp*	(412,446)
(12,107)	WSFS Financial Corp.	(331,126)
		(2,240,792)
	ENERGY – (0.1)%
(108)	Noble Energy, Inc.	(4,609)

	INDUSTRIALS – (0.8)%
(4,000)	CECO Environmental Corp.	(45,320)

	TECHNOLOGY – (7.0)%
(7,840)	Ciena Corp.*	(185,651)
(2,288)	NXP Semiconductors N.V.*2	(224,682)
		(410,333)
	TOTAL COMMON STOCKS (Proceeds $3,214,670)	(3,365,640)

	TOTAL SECURITIES SOLD SHORT (Proceeds $3,214,670)	$(3,365,640)

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short.
[2]	Foreign security denominated in U.S. Dollars.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
SUMMARY OF INVESTMENTS
As of June 30, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Financials	53.9%
Technology	22.8%
Health Care	17.8%
Communications	15.7%
Consumer Discretionary	7.0%
Materials	6.7%
Industrials	2.2%
Energy	0.1%
Total Common Stocks	126.2%
Short-Term Investments	4.9%
Total Investments	131.1%
Liabilities in Excess of Other Assets	(31.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2015

Assets:
Investments, at value (cost $7,523,534)	$7,721,214
Cash deposited with brokers for securities sold short	1,562,180
Receivables:
Due from Advisor	13,487
Dividends and interest	7
Prepaid expenses	12,182
Total assets	9,309,070

Liabilities:
Securities sold short, at value (proceeds $3,214,670)	3,365,640
Payables:
Auditing fees	17,560
Fund accounting fees	15,324
Transfer agent fees and expenses	7,925
Custody fees	5,725
Fund administration fees	2,556
Chief Compliance Officer fees	2,043
Dividends on securities sold short and interest expense	1,689
Shareholder servicing fees (Note 7)	471
Trustees' fees and expenses	394
Accrued other expenses	1,245
Total liabilities	3,420,572

Net Assets	$5,888,498

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$5,727,472
Accumulated net investment loss	(67,112)
Accumulated net realized gain on investments, securities sold short and
written options contracts	181,428
Net unrealized appreciation (depreciation) on:
Investments	197,680
Securities sold short	(150,970)
Net Assets	$5,888,498

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$193,868
Shares of beneficial interest issued and outstanding	18,783
Redemption price per share	$10.32

Institutional Class Shares:
Net assets applicable to shares outstanding	$5,694,630
Shares of beneficial interest issued and outstanding	549,474
Redemption price per share	$10.36

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2015

Investment Income:
Dividends	$65,939
Interest	68
Total investment income	66,007

Expenses:
Advisory fees	83,627
Fund accounting fees	52,761
Registration fees	39,713
Dividends on securities sold short	38,711
Fund administration fees	36,756
Transfer agent fees and expenses	31,268
Interest expense	19,968
Legal fees	19,844
Auditing fees	16,811
Custody fees	14,637
Chief Compliance Officer fees	13,578
Offering costs	9,960
Trustees' fees and expenses	6,521
Miscellaneous	4,498
Shareholder reporting fees	2,392
Insurance fees	1,116
Shareholder servicing fees (Note 7)	412
Total expenses	392,573
Advisory fees waived	(83,627)
Other expenses absorbed	(138,933)
Net expenses	170,013
Net investment loss	(104,006)

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short and
Written Options Contracts:
Net realized gain (loss) on:
Investments	519,882
Securities sold short	(118,357)
Written options contracts	6,325
Net realized gain	407,850
Net change in unrealized appreciation/depreciation on:
Investments	43,209
Securities sold short	(105,384)
Written options contracts	2,695
Net change in unrealized appreciation/depreciation	(59,480)
Net realized and unrealized gain on investments, securities sold short and
written options contracts	348,370
Net Increase in Net Assets from Operations	$244,364

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2015	For the Period October 31, 2013* through June 30, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(104,006)	$(33,637)
Net realized gain (loss) on investments, securities sold short,
written options contracts and foreign currency transactions	407,850	(4,078)
Net change in unrealized appreciation/depreciation on investments,
securities sold short and written options contracts	(59,480)	106,190
Net increase in net assets resulting from operations	244,364	68,475

Distributions to Shareholders:
From net realized gain:
Advisor Class	(4,133)	-
Institutional Class	(153,347)	-
Total distributions to shareholders	(157,480)	-

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	65,000	140,100
Institutional Class	1,537,360	3,993,503
Reinvestment of distributions:
Advisor Class	4,133	-
Institutional Class	145,401	-
Cost of shares redeemed:
Advisor Class	(19,588)	-
Institutional Class	(82,270)	(50,500)
Net increase in net assets from capital transactions	1,650,036	4,083,103

Total increase in net assets	1,736,920	4,151,578

Net Assets:
Beginning of period	4,151,578	-
End of period	$5,888,498	$4,151,578

Accumulated net investment loss	$(67,112)	$(26,968)

Capital Share Transactions:
Shares sold:
Advisor Class	6,342	13,970
Institutional Class	149,114	398,912
Shares reinvested:
Advisor Class	412	-
Institutional Class	14,453	-
Shares redeemed:
Advisor Class	(1,941)	-
Institutional Class	(8,005)	(5,000)
Net increase in capital share transactions	160,375	407,882

*	Commencement of operations.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENT OF CASH FLOWS
For the Year Ended June 30, 2015

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$244,364
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(48,713,111)
Proceeds from sale of investment securities	44,478,915
Proceeds from short sale	13,519,795
Closed short sale transactions	(11,402,247)
Proceeds from written options	18,826
Closed written options	(38,285)
Sale of short-term investment securities, net	681,618
Return of capital dividends received	196,382
Increase in deposits with brokers for short sales	(696,309)
Decrease in receivables for securities sold	888,679
Decrease in dividends and interest receivables	2,598
Decrease in other assets	12,671
Decrease in payables for securities purchased	(356,599)
Increase in dividends on securities sold short payable	1,689
Increase in accrued expenses	16,828
Net realized gain on investments	(407,850)
Net change in unrealized appreciation/depreciation on securities	59,480
Net cash used for operating activities	(1,492,556)

Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	1,602,360
Redemption of shares, net of redemption fees	(101,858)
Dividends paid to shareholders, net of reinvestments	(7,946)
Net cash provided by financing activities	1,492,556

Net Increase (Decrease) in Cash	-

Cash:
Beginning balance	-
Ending balance	$-

Non cash financing activities not included herein consist of $149,534 of reinvested dividends.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
FINANCIAL HIGHLIGHTS
Advisor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2015	For the Period October 31, 2013* through June 30, 2014
Net asset value, beginning of period	$10.16	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.22)	(0.11)
Net realized and unrealized gain on investments	0.67	0.27
Total from investment operations	0.45	0.16

Less Distributions:
From net realized gain	(0.29)	-

Redemption fee proceeds[1]	-	-

Net asset value, end of period	$10.32	$10.16

Total return[2]	4.47%	1.60%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$194	$142

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	7.28%	9.23%	[4]
After fees waived and expenses absorbed	3.29%	2.81%	[4]
Ratio of expenses to average net assets (excluding dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	6.23%	8.66%	[4]
After fees waived and expenses absorbed	2.24%	2.24%	[4]

Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(6.10%)	(8.10%)	[4]
After fees waived and expenses absorbed	(2.11%)	(1.68%)	[4]
Ratio of net investment loss to average net assets (excluding dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(5.05%)	(7.52%)	[4]
After fees waived and expenses absorbed	(1.06%)	(1.10%)	[4]

Portfolio turnover rate	817%	1,420%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2015	For the Period October 31, 2013* through June 30, 2014
Net asset value, beginning of period	$10.18	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.19)	(0.10)
Net realized and unrealized gain on investments	0.66	0.28
Total from investment operations	0.47	0.18

Less Distributions:
From net realized gain	(0.29)	-

Redemption fee proceeds[1]	-	-

Net asset value, end of period	$10.36	$10.18

Total return[2]	4.66%	1.80%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,694	$4,010

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	7.03%	8.98%	[4]
After fees waived and expenses absorbed	3.04%	2.56%	[4]
Ratio of expenses to average net assets (excluding dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	5.98%	8.41%	[4]
After fees waived and expenses absorbed	1.99%	1.99%	[4]

Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(5.85%)	(7.85%)	[4]
After fees waived and expenses absorbed	(1.86%)	(1.43%)	[4]
Ratio of net investment loss to average net assets (excluding dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(4.80%)	(7.27%)	[4]
After fees waived and expenses absorbed	(0.81%)	(0.85%)	[4]

Portfolio turnover rate	817%	1,420%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2015

Note 1 – Organization
SilverPepper Commodity Strategies Global Macro Fund (‘‘Commodity Strategies Global Macro Fund’’) and SilverPepper Merger Arbitrage Fund (“Merger Arbitrage Fund”) (each a “Fund” and collectively the “Funds”) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Commodity Strategies Global Macro Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock and bond markets. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The Merger Arbitrage Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock market. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(a) Consolidation of Subsidiary
The Commodity Strategies Global Macro Fund may invest up to 25% of its total assets in the subsidiary, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by SilverPepper LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary will generally invest in derivatives, including swaps, commodity interests and other investments intended to serve as margin or collateral for swap positions. The inception date of the Subsidiary was October 31, 2013. As of June 30, 2015, total assets of the Fund were $193,856,005, of which $45,904,259, or approximately 24%, represented the Fund’s ownership of the shares of the Subsidiary.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts
The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions.

(d) Options Contracts
The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

Transactions in written options contracts for the Commodity Strategies Global Macro Fund for the year ended June 30, 2015 were as follows:

	Number of Contracts	Premium Amount
Outstanding at June 30, 2014	-	$-
Options written	47	1,923
Options closed	-	-
Options expired	(47)	(1,923)
Options exercised	-	-
Outstanding at June 30, 2015	-	$-

Transactions in written options contracts for the Merger Arbitrage Fund for the year ended June 30, 2015 were as follows:

	Number of Contracts	Premium Amount
Outstanding at June 30, 2014	47	$38,702
Options written	82	18,826
Options closed	(35)	(35,303)
Options expired	(37)	(9,307)
Options exercised	(57)	(12,918)
Outstanding at June 30, 2015	-	$-

(e) Futures Contracts
The Commodity Strategies Global Macro Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Fund intends primarily to invest in futures contracts and options on them through the Subsidiary. The Merger Arbitrage Fund may use index and other futures contracts and may use options on futures contracts. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial, agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day a futures contract is held, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

(f) Futures Options
The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid or received, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Funds, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bear the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. The Funds, as a purchaser of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

Transactions in written futures options contracts for the Commodity Strategies Global Macro Fund for the year ended June 30, 2015 were as follows:

	Number of Contracts	Premium Amount
Outstanding at June 30, 2014	28	$82,192
Options written	2,323	1,579,129
Options closed	(984)	(898,651)
Options expired	(521)	(335,728)
Options exercised	(356)	(317,099)
Outstanding at June 30, 2015	490	$109,843

The Merger Arbitrage Fund did not enter into any transactions in written futures option contracts for the year ended June 30, 2015.

(g) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(h) Short-Term Investments
The Commodity Strategies Global Macro Fund invests a significant amount (92.8% as of June 30, 2015) in the UMB Money Market Fiduciary. The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publicly traded on open markets. The Fund’s investment in the UMB Money Market Fiduciary is in excess of federally insured limits. Accounting Standards Codification Topic 825, Financial Instruments identifies this situation as a concentration of credit risk requiring disclosure, regardless of degree of risk. The risk is managed by monitoring the financial institution in which the deposits are made.

(i) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

In conjunction with the use of short sales, written options contracts and futures contracts, the Funds may be required to maintain collateral in various forms. At June 30, 2015, such collateral is denoted in the Funds’ Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of written options contracts, futures contracts or short sales, the Funds, when appropriate, utilize a segregated margin deposit account with the counterparty. At June 30, 2015, these segregated margin deposit accounts are denoted in each Fund’s Statement of Assets and Liabilities.

The Commodity Strategies Global Macro Fund and Merger Arbitrage Fund incurred offering costs of approximately $29,565 and $29,556, respectively, which were amortized over a one-year period from October 31, 2013 (commencement of operations).

(j) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open period October 31, 2013 (commencement of operations) through June 30, 2014, and as of and during the year ended June 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with SilverPepper LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.50% of each Fund’s respective average daily net assets. The Advisor has engaged Galtere Inc. (“Galtere Sub-Advisor”) to manage the Commodity Strategies Global Macro Fund and pays the Galtere Sub‐Advisor from its advisory fees. Effective April 20, 2015, the Advisor has engaged Brown Trout Management, LLC (“Brown Trout Sub-Advisor”) to manage the Merger Arbitrage Fund and pays the Brown Trout Sub‐Advisor from its advisory fees. Prior to April 20, 2015, Glenfinnen Capital LLC served as sub-advisor to the Fund. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (including Subsidiary expenses (except as noted below), but excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Commodity Strategies Global Macro Fund’s Advisor Class and Institutional Class shares, respectively. The Merger Arbitrage Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Merger Arbitrage Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Merger Arbitrage Fund’s Advisor Class and Institutional Class shares, respectively. These agreements are effective until November 1, 2024, and it may be terminated before that date only by the Trust's Board of Trustees.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

The Advisor also is the investment advisor for the Subsidiary. The Subsidiary has agreed to pay the Advisor a management fee at the annual rate of 1.50% of the Subsidiary’s average daily net assets. The Advisor has contractually agreed, for so long as the Commodity Strategies Global Macro Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking may not be terminated unless the Advisor obtains the prior approval of the Fund’s Board of Trustees. The Subsidiary management fee in the amount of $392,089 incurred and waived for year ended June 30, 2015 is included in “Advisory fees” and “Advisory fees waived”, respectively, in the Consolidated Statement of Operations. Subsidiary management fees incurred and waived shall not be subject to expense recovery discussed below.

For the year ended June 30, 2015, the Advisor recovered all of the previously waived advisory fees and/or other expenses absorbed in the amount of $120,872 for the Commodity Strategies Global Macro Fund. For the year ended June 30, 2015, the Advisor waived its advisory fees and absorbed other expenses totaling $222,560 for the Merger Arbitrage Fund. The Advisor may recover from each Funds’ fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period of three fiscal years following the fiscal year in which such reimbursements occurred. The Advisor may recapture all or a portion of the following amounts no later than June 30, of the years stated below:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
2017	$-	$150,030
2018	-	222,560
Total	$-	$372,590

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2015, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided CCO services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At June 30, 2015, gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Commodity Strategies Global Macro Fund	Merge Arbitrage Fund
Cost of investments	$178,199,622	$7,523,895

Gross unrealized appreciation	$1,714	$213,855
Gross unrealized depreciation	(66,074)	(16,536)
Net unrealized appreciation (depreciation) on investments	$(64,360)	$197,319

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferral.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Commodity Strategies GlobalMacro Fund	$(1,048,814)	$779,902	$268,912
Merger Arbitrage Fund	$136	$63,862	$(63,998)

As of June 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
Undistributed ordinary income	$-	$181,568
Undistributed long-term capital gains	-	221
Tax accumulated earnings	-	181,789

Accumulated capital and other losses	$(3,362,019)	$(67,112)
Unrealized appreciation (depreciation) on investments	(64,360)	197,319
Other differences	(6,900,291)	(150,970)
Total accumulated earnings (deficit)	$(10,326,670)	$161,026

“Other differences” in the above table are primarily attributable to non-deductible expenses, net operating losses, unrealized appreciation/(depreciation) on short positions and other adjustments at the Subsidiary level. These differences may or may not be utilized in future tax years.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

As of June 30, 2015, the Commodity Strategies Global Macro Fund and Merger Arbitrage Fund had $2,364,036 and $67,112, respectively, of qualified late-year ordinary losses, which are deferred until fiscal year 2016 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

At June 30, 2015, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term	Total

Commodity Strategies Global Macro Fund	$646,351	$351,632	$997,983
Merger Arbitrage Fund	-	-	-

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended June 30, 2015 and June 30, 2014 were as follows:

	Commodity Strategies Global Macro Fund		Merger Arbitrage Fund
	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$-	$-	$157,480	$-
Net long-term capital gains	-	-	-	-
Total taxable distributions	-	-	157,480	-
Total distributions paid	$-	$-	$157,480	$-

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation. If the Subsidiary were treated as engaged in the conduct of a trade or business in the United States, the Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of such trade or business (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Commodity Strategies Global Macro Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal income tax on the Subsidiary’s effectively connected income could significantly reduce the Commodity Strategies Global Macro Fund’s returns.

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended June 30, 2015, the Commodity Strategies Global Macro Fund and the Merger Arbitrage Fund received $74,915 and $0 in redemption fees, respectively.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

Note 6 – Investment Transactions
The Commodity Strategies Global Macro Fund’s primary strategy consists of investing in both long and short positions in an array of asset classes and investment instruments located anywhere in the world. For the year ended June 30, 2015, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts and options contracts, were $2,660 and $2,557, respectively. Securities sold short and short securities covered were $1,170,460 and $1,218,544, respectively, for the same period.

The Merger Arbitrage Fund’s primary strategy consists of buying the publicly-traded common stock or preferred stock of a company that is involved in a significant corporate event, such as a merger or acquisition. For the year ended June 30, 2015, purchases and sales of investments, excluding short-term investments, were $48,713,111 and $44,478,915, respectively. Securities sold short and short securities covered were $13,519,795 and $11,402,247, respectively, for the same period.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets of the Advisor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2015, shareholder servicing fees incurred by the Funds are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2015, in valuing the Funds’ assets carried at fair value:

Commodity Strategies Global Macro Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
U.S. Government and Agencies	$-	$499,981	$-	$499,981
Purchased Options Contracts	589,908	626,397	-	1,216,305
Short-Term Investments	177,541,604	-	-	177,541,604
Total Investments	$178,131,512	$1,126,378	$-	$179,257,890
Other Financial Instruments*
Futures Contracts	2,091,690	-	-	2,091,690
Total Assets	$180,223,202	$1,126,378	$-	$181,349,580

Liabilities
Investments
Written Options Contracts	$83,220	$34,640	$-	$117,860
Total Investments	$83,220	$34,640	$-	$117,860
Other Financial Instruments*
Futures Contracts	1,468,550	-	-	1,468,550
Forward Foreign Currency Exchange Contracts	-	95,507	-	95,507
Total Liabilities	$1,551,770	$130,147	$-	$1,681,917

*
Other financial instruments are derivative instruments such as futures contracts and forward contracts. Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

**	The Fund did not hold any Level 3 securities at period end.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

Merger Arbitrage Fund	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks	$7,433,927	$-	$-	$7,433,927
Short-Term Investments	287,287	-	-	287,287
Total Assets	$7,721,214	$-	$-	$7,721,214

Liabilities
Securities Sold Short
Common Stocks	$3,365,640	$-	$-	$3,365,640
Total Liabilities	$3,365,640	$-	$-	$3,365,640

**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Commodity Strategies Global Macro Fund invested in options contracts, futures contracts and forward contracts during the year ended June 30, 2015. The Merger Arbitrage Fund invested in options contracts during the year ended June 30, 2015.

The effects of these derivative instruments on the Commodity Strategies Global Macro Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments held by the Commodity Strategies Global Macro Fund as of June 30, 2015 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Commodity contracts	Purchased options contracts, at value	$ 1,122,628	Written options contracts, at value	$ 117,860
	Unrealized appreciation on open futures contracts	2,013,726	Unrealized depreciation on open futures contracts	1,437,406
Equity contracts	Purchased options contracts, at value	11,250	Written options contracts, at value	-
Foreign exchange contracts	Purchased options contracts, at value	82,427	Written options contracts, at value	-
	Unrealized appreciation on forward foreign currency exchange contracts	-	Unrealized depreciation on forward foreign currency exchange contracts	95,507
	Unrealized appreciation on open futures contracts	49,106	Unrealized depreciation on open futures contracts	31,144
Interest rate contracts	Unrealized appreciation on open futures contracts	2,790	Unrealized depreciation on open futures contracts	-
Volatility contracts	Unrealized appreciation on open futures contracts	26,068	Unrealized depreciation on open futures contracts	-
Total		$ 3,307,995		$ 1,681,917

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

The effects of the Commodity Strategies Global Macro Fund’s derivative instruments on the Statement of Operations for the year ended June 30, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$(2,579,910)	$(7,348,710)	$1,260,250	$-	$(8,668,370)
Equity contracts	(296,497)	108,507	43,727	-	(144,263)
Foreign exchange contracts	(402,836)	(249,743)	34,451	6,813	(611,315)
Interest rate contracts	(121,643)	(125,139)	-	-	(246,782)
Volatility contracts	-	77,407	-	-	77,407
Total	$(3,400,886)	$(7,537,678)	$1,338,428	$6,813	$(9,593,323)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$479,454	$305,132	$(57,659)	$-	$726,927
Equity contracts	(31,696)	-	-	-	(31,696)
Foreign exchange contracts	(32,777)	70,566	-	(87,299)	(49,510)
Interest rate contracts	-	2,790	-	-	2,790
Volatility contracts	-	42,904	-	-	42,904
Total	$414,981	$421,392	$(57,659)	$(87,299)	$691,415

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

The quarterly average volumes of derivative instruments in the Commodity Strategies Global Macro Fund as of June 30, 2015 are as follows:

Derivatives not designated as hedging instruments
Commodity contracts	Purchased options contracts	Number of contracts	466
	Long futures contracts	Number of contracts	1,685
	Short futures contracts	Number of contracts	(83)
	Written options contracts	Number of contracts	(170)
Equity contracts	Purchased options contracts	Number of contracts	178
	Long futures contracts	Number of contracts	-
	Short futures contracts	Number of contracts	-
	Written options contracts	Number of contracts	-
Foreign exchange contracts	Purchased options contracts	Number of contracts	16,370,043
	Long futures contracts	Number of contracts	73
	Short futures contracts	Number of contracts	(8)
	Written options contracts	Number of contracts	-
Interest rate contracts	Purchased options contracts	Number of contracts	-
	Long futures contracts	Number of contracts	-
	Short futures contracts	Number of contracts	(21)
	Written options contracts	Number of contracts	-
Volatility contracts	Purchased options contracts	Number of contracts	-
	Long futures contracts	Number of contracts	9
	Short futures contracts	Number of contracts	-
	Written options contracts	Number of contracts	-

The effects of these derivative instruments on the Merger Arbitrage Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below by risk category. As of June 30, 2015, the Merger Arbitrage Fund did not hold any derivative instruments.

The effects of the Merger Arbitrage Fund’s derivative instruments on the Statement of Operations for the year ended June 30, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Written Options Contracts	Total
Equity contracts	$6,325	$6,325
Total	$6,325	$6,325

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Written Options Contracts	Total
Equity contracts	$2,695	$2,695
Total	$2,695	$2,695

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

The quarterly average volumes of derivative instruments in the Merger Arbitrage Fund as of June 30, 2015 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Purchased options contracts	Number of contracts	4
	Written options contracts	Number of contracts	(10)

Note 11 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Note 13 – Results of Shareholder Meeting (Unaudited)
On June 15, 2015, shareholders of the Merger Arbitrage Fund approved the appointment of Brown Trout Management, LLC as the sub-advisor to the Fund. The percentage of shares outstanding and entitled to vote that were present by proxy were 62.84%. The numbers of shares voted were as follows:

For	Against	Abstain	Total
355,785	-	-	355,785

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of SilverPepper Funds

We have audited the accompanying statement of the consolidated assets and liabilities of the SilverPepper Commodity Strategies Global Macro Fund and statement of assets and liabilities of SilverPepper Merger Arbitrage Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), as of June 30, 2015, and the related statements of operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) and statement of cash flows for the year then ended, the statements of changes in net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) and the financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for the year then ended and the period October 31, 2013 (commencement of operations) through June 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of SilverPepper Commodity Strategies Global Macro Fund and the financial position of SilverPepper Merger Arbitrage Fund as of June 30, 2015, and the results of their operations and cash flows (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for the year then ended, the changes in their net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) and financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for the year then ended and the period October 31, 2013 through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 31, 2015

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the fiscal year ended June 30, 2015, 5.01% of the dividends paid from net investment income qualify for the dividends received deduction available to corporate shareholders of the Merger Arbitrage Fund.

Qualified Dividend Income
Pursuant to Section 854 of the Internal Revenue Code of 1986, the Merger Arbitrage Fund designates income dividends of 5.04% as qualified dividend income paid during the fiscal year ended June 30, 2015.

Trustees and Officer Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (855) 554-5540 or on the Funds’ website at www.silverpepperfunds.com. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	75	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	75	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	75	None.
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	75	Investment Managers Series Trust II, a registered investment company.

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	75	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement and Sub-Advisory Agreement
At an in-person meeting held on March 18-19, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved a Sub-Advisory Agreement (the “Brown Trout Agreement”) between SilverPepper, LLC (the “Investment Advisor”) and Brown Trout Management, LLC (“Brown Trout”) with respect to the SilverPepper Merger Arbitrage Fund (the “Merger Arbitrage Fund”) for an initial two-year term. The Investment Advisor recommended that the Board approve the Brown Trout Agreement after the then-current sub-advisor to the Fund gave notice to the Investment Advisor that the sub-advisor was terminating its sub-advisory agreement with respect to the Fund. In approving the Brown Trout Agreement, the Board, including the Independent Trustees, determined that approval of the Agreement was in the best interests of the Merger Arbitrage Fund and its shareholders.

Brown Trout began providing sub-advisory services to the Fund on April 20, 2015, and the shareholders of the Merger Arbitrage Fund approved the Brown Trout Agreement at a meeting held on June 15, 2015. (Although the 1940 Act requires that a new advisory agreement for a registered fund be approved by the shareholders of the fund, pursuant to Rule 15a-4 of the 1940 Act under certain conditions a new advisory agreement can be effective for an interim period of up to 150 days until shareholder approval is obtained.)

In addition, at an in-person meeting held on June 17-18, 2015, the Board, including the Independent Trustees, reviewed and unanimously approved the renewal of the following agreements until September 30, 2015:

•	The Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Investment Advisor with respect to each of the SilverPepper Commodity Strategies Global Macro Fund (the “Commodity Fund”) and the Merger Arbitrage Fund (together with the Commodity Fund, the “Funds”);
•	The Sub-Advisory Agreement (the “Galtere Agreement”) between the Investment Advisor and Galtere, Inc. (“Galtere”), the sub-advisor to the Commodity Fund;
•	The investment advisory agreement between the Investment Advisor and a wholly-owned subsidiary of the Commodity Fund organized in the Cayman Islands (the “Subsidiary”); and the sub-advisory agreement between the Investment Advisor and Galtere with respect to the Subsidiary (together the “Subsidiary Agreements”).

At its September 16-18, 2015, meeting the Board will be asked to consider renewal of the Advisory Agreement, the Galtere Agreement and the Subsidiary Agreements until September 30, 2016, so that those Agreements will be on the same annual renewal schedule as the advisory agreements with respect to the other series of the Trust.

The Advisory Agreement, the Galtere Agreement and the Subsidiary Agreements are collectively referred to below as the “Fund Advisory Agreements.” In approving the Brown Trout Agreement and renewal of the Fund Advisory Agreements, the Board, including the Independent Trustees, determined that each such approval is in the best interests of the applicable Fund and its shareholders.

Brown Trout Agreement

Background
In advance of the March meeting, the Board received information about the Merger Arbitrage Fund and the Brown Trout Agreement from the Investment Advisor, Brown Trout, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of Brown Trout; information regarding the background and experience of relevant personnel who would be providing services to the Merger Arbitrage Fund; information regarding the performance of a private investment fund (the “Private Fund”) managed by Brown Trout using the investment strategies it would use to manage the Merger Arbitrage Fund; and information about Brown Trout’s policies and procedures, including its compliance manual and brokerage and trading procedures. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Brown Trout Agreement. No representatives of the Investment Advisor or Brown Trout were present during the Board’s consideration of the Brown Trout Agreement.

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

In approving the Brown Trout Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
In reviewing the Brown Trout Agreement, the Board discussed, among other things, the nature, extent and quality of the services to be provided by Brown Trout with respect to the Merger Arbitrage Fund. The Board considered information included in the meeting materials regarding the performance of the Private Fund, and observed that the annualized total returns of the Private Fund net of fees exceeded the returns of the HFRI ED-Merger Arbitrage Index for the one-, three-, five- and ten-year periods ended December 31, 2014, although the Private Fund had underperformed the returns of the S&P 500 Index by a range of 0.46% to 15.74% for those periods. The Board considered that Brown Trout expected the Private Fund’s performance to be more consistent with the returns of the HFRI Index than the S&P 500 Index. The Board also considered the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Merger Arbitrage Fund. In addition the Board considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of Brown Trout.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed Brown Trout would have the capabilities, resources and personnel necessary to manage the Merger Arbitrage Fund and that Brown Trout would provide the Fund with a reasonable potential for good investment results.

Sub-Advisory Fee
In reviewing Brown Trout’s proposed sub-advisory fees with respect to the Merger Arbitrage Fund, the Trustees observed that the Private Fund offers various options for the management fees it pays to Brown Trout with respect to different investors, and that in each case the Private Fund pays Brown Trout a performance-based fee, although in certain cases, the Private Fund pays no asset-based fees. They noted that Brown Trout also manages the assets of two separate accounts using the same strategies it would use to manage the Merger Arbitrage Fund, and that the Investment Advisor had indicated that each separate account also pays performance-based fees. The Trustees considered that the Brown Trout’s sub-advisory fee schedule was structured so that Brown Trout would waive certain of its sub-advisory fees while the Investment Advisor was waiving fees or subsidizing the Fund’s operating expenses pursuant to the Fund’s expense limitation agreement.

The Board and the Independent Trustees concluded that, in light of the services proposed to be provided by Brown Trout to the Merger Arbitrage Fund, the compensation to be paid to Brown Trout was fair and reasonable.

Potential Benefits and Economies of Scale
The Board also considered that the potential benefits received by Brown Trout as a result of its relationship with the Merger Arbitrage Fund (other than the payment of sub-advisory fees) would include the benefits of any research provided to Brown Trout by broker-dealers executing transactions on behalf of the Merger Arbitrage Fund, and the intangible benefits of its association with the Merger Arbitrage Fund generally and any favorable publicity arising in connection with the Merger Arbitrage Fund’s performance. The Board also noted that the Merger Arbitrage Fund’s asset levels were currently too low to achieve significant economies of scale and that any such economies would be considered in the future as the Merger Arbitrage Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Brown Trout Agreement is in the best interests of the Merger Arbitrage Fund and its shareholders and, accordingly, approved the Brown Trout Agreement.

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Agreement, Galtere Agreement and Subsidiary Agreements

Background
In advance of the June meeting, the Board received information about each Fund, the Subsidiary and the Fund Advisory Agreements from the Investment Advisor, Galtere, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and Galtere; information regarding the background and experience of relevant personnel providing services to the Funds and the Subsidiary; reports comparing performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its relevant fund universe (the “Performance Universe”) for the one-year period ended March 31, 2015; reports regarding the investment advisory fees and total expenses of each Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its relevant fund universe (the “Expense Universe”); and information about the Investment Advisor’s and Galtere’s policies and procedures, including their compliance manuals and brokerage and trading procedures. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by it during the past year at other Board and Board committee meetings. No representatives of the Investment Advisor or Galtere were present during the Board’s consideration of the Fund Advisory Agreements.

In approving renewal of each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
In reviewing the Fund Advisory Agreements, the Board discussed, among other things, the nature, extent and quality of the services provided by the Investment Advisor with respect to the Funds and by Galtere with respect to the Commodity Fund. The Board considered information included in the meeting materials regarding the performance of each Fund. The Board noted that the materials they reviewed indicated as follows:

•	The Commodity Fund’s performance for the one-year period was the best in the Commodities Broad Basket Performance Universe and Performance Peer Group and above the return of the Bloomberg Commodity Index.

•	The Merger Arbitrage Fund’s performance for the one-year period was the best in the Performance Peer Group and in the second quartile of the Event Driven Performance Universe, but below the return of the S&P 500 Index by 5.97%. The Board noted, however, that the Investment Advisor expected the performance of the Fund to deviate from the returns of the Index because of the fundamental differences in their strategies.

The Board also considered the overall quality of services provided by the Investment Advisor to the Funds and the Subsidiary and by Galtere to Commodity Fund and the Subsidiary. In doing so, the Board considered the Investment Advisor’s role as investment advisor of each Fund and the Subsidiary, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and the Subsidiary and oversees each sub-advisor with respect to the applicable Fund’s operations, including monitoring the sub-advisor’s investment and trading activities with respect to the Fund, and monitoring the Fund’s compliance with its investment policies; and that each sub-advisor’s responsibilities with respect to its Fund include day-to-day portfolio management. The Board also considered the qualifications, experience and responsibilities of the personnel of the Investment Advisor and Galtere who are involved in the activities of each Fund and the Subsidiary, as applicable, and the commitment of the Investment Advisor to the maintenance and growth of each Fund’s assets. In addition the Board considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of the Investment Advisor and Galtere.

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that based on the various factors they had reviewed the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund and the Subsidiary and by Galtere to the Commodity Fund and the Subsidiary were satisfactory.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of each Fund. With respect to the advisory fees and total expenses paid by the Funds, the Trustees noted that the Meeting Materials indicated the following:

•	The Commodity Fund’s investment advisory fees (gross of fee waivers) were above the Expense Peer Group median fees by 0.50%, and the Commodities Broad Basket Expense Universe median fees by 0.45%, and the total expenses (net of fee waivers) paid by the Fund were above the Expense Peer Group median by 0.77% and above the Expense Universe median by 0.75%. The Board noted, however, that as of March 31, 2015, the asset size of the Fund was significantly smaller than the median asset size of the funds in the Expense Universe.

•	The Merger Arbitrage Fund’s investment advisory fees (gross of fee waivers) were above the Expense Peer Group and Market Neutral Expense Universe median fees by 0.25%. The Board noted, however, that the Investment Advisor had waived its entire advisory fee with respect to the Merger Arbitrage Fund in addition to subsidizing certain of the Fund’s operating expenses for the year ended March 31, 2015. With respect to the total expenses of the Fund, the Board observed that the total expenses (net of fee waivers) paid by the Fund were above the Expense Peer Group median by 0.49% and above the Expense Universe median by 0.71%. The Board noted, however, that as of March 31, 2015, the Fund had only $5.4 million in assets and was significantly smaller than the median asset sizes of funds in the Expense Peer Group and Expense Universe.

The Trustees noted that the Funds are the sole clients of the Investment Advisor and therefore the Trustees did not have a meaningful basis for comparison of the Funds’ advisory fees with those of any other clients of the Investment Advisor. The Board noted that the Subsidiary pays the Investment Advisor compensation at the same fee rate as that of the Commodity Fund, but that the Investment Advisor has agreed to waive advisory fees with respect to the Commodity Fund in an amount equal to the fees it receives from the Subsidiary, so that the Investment Advisor does not receive multiple management fees with respect to the Fund’s assets.

The Board reviewed information regarding the sub-advisory fees charged by Galtere with respect to the Commodity Fund, and considered the relative levels and types of services provided by the Investment Advisor and Galtere. The Board noted that the Investment Advisor’s services include supervision and monitoring of the investment and trading activities of Galtere, analysis of the Fund’s investment operations, and general administrative services related to the Investment Advisor’s overall supervision of the Fund. The Board noted that the fees charged by Galtere were significantly less than the fees it charges to a private investment fund client it manages using the Fund’s investment strategies, that the private fund client pays a performance-based fee in addition to asset based fees, and that Galtere’s standard fee schedule for separate accounts also includes performance-based fees in addition to asset-based fees. The Board also noted that the Investment Advisor pays Galtere’s sub-advisory fees out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that the compensation payable to each of the Investment Advisor and Galtere under its respective Fund Advisory Agreement was fair and reasonable in light of the services provided by such company to the applicable Funds and the Subsidiary.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to each Fund for the year ended March 31, 2015, noting that the Investment Advisor had waived its entire advisory fee with respect to the Merger Arbitrage Fund in addition to subsidizing certain of the Fund’s operating expenses. The Board determined that the Investment Advisor’s profitability with respect to the Commodity Fund was reasonable. The Board also considered the benefits received by the Investment Advisor and Galtere as a result of their relationships with the Funds, as applicable (other than investment advisory and sub-advisory fees), including any research provided to Galtere by broker-dealers providing execution services to the Commodity Fund, the intangible benefits of their association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board also noted that although no Fund Advisory Agreement provided for fee breakpoints, the asset level of each Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Fund’s assets grow.

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of each Fund Advisory Agreement is in the best interests of the applicable Fund and its shareholders and, accordingly, approved renewal of each Fund Advisory Agreement.

SilverPepper Funds
EXPENSE EXAMPLES
For the Six Months Ended June 30, 2015 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; shareholder servicing fees (Advisor Class shares only) and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Commodity Strategies Global Macro Fund		1/1/15	6/30/15	1/1/15 – 6/30/15
Advisor Class	Actual Performance	$1,000.00	$975.30	$10.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.90	10.97
Institutional Class	Actual Performance	1,000.00	977.50	9.62
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.07	9.80

*	Expenses are equal to the Fund’s annualized expense ratios of 2.20% and 1.96% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

SilverPepper Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended June 30, 2015 (Unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Merger Arbitrage Fund		1/1/15	6/30/15	1/1/15 – 6/30/15
Advisor Class	Actual Performance	$1,000.00	$1,027.90	$14.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.90	13.97
Institutional Class	Actual Performance	1,000.00	1,028.80	12.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.20	12.67

*
Expenses are equal to the Fund’s annualized expense ratios of 2.80% and 2.54% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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SilverPepper Commodity Strategies Global Macro Fund
SilverPepper Merger Arbitrage Fund
Each a series of Investment Managers Series Trust

Investment Advisor
SilverPepper LLC
570 Oakwood Avenue
 Lake Forest, Illinois 60045

Sub-Advisor to the Commodity Strategies Global Macro Fund
 Galtere Ltd.
Galtera N.A., Inc.
 515 Madison Avenue, Suite 22A
New York, New York 10022

Sub-Advisor to the Merger Arbitrage Fund
 Brown Trout Management, LLC
311 South Wacker Drive, Suite 6025
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
 Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
 Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
 Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Fund Information

	TICKER	CUSIP
SilverPepper Commodity Strategies Global Macro Fund - Advisor Class	SPCAX	46141P 768
SilverPepper Commodity Strategies Global Macro Fund - Institutional Class	SPCIX	46141P 750
SilverPepper Merger Arbitrage Fund - Advisor Class	SPABX	46141P 743
SilverPepper Merger Arbitrage Fund - Institutional Class	SPAIX	46141P 735

Privacy Principles of the SilverPepper Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the SilverPepper Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 554-5540, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 554-5540 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Funds at (855) 554-5540. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

SilverPepper Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (855) 554-5540

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$30,000	$27,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2015	FYE 6/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	9/8/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	9/8/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	9/8/2015